Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AEP Industries Inc. (the “Company”) on Form 10-K for the twelve months ended October 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Brendan Barba, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2016

/S/ J. BRENDAN BARBA
J. Brendan Barba Chief Executive Officer